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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): January 5, 1998
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                            HEARTLAND PARTNERS, L.P.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-10520                                           36-3606475
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        547 WEST JACKSON BOULEVARD
             CHICAGO, ILLINOIS                                 60661
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 (Address of Principal Executive Offices)                    (Zip Code)


                                 (312) 294-0440
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              (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

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NYFS11...:\89\51989\0003\2286\8-KD097S.44A
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ITEM 5.     OTHER EVENTS.

      On December 4, 1997, Heartland Technology, Inc. (formerly known as Milwaukee Land Company), the general partner of Heartland Partners, L.P. (the "Limited Partnership"), amended Section 6.06(c) of the Amended and Restated Agreement of Limited Partnership of the Limited Partnership (the "Limited Partnership Agreement"). A copy of the amendment is attached as Exhibit 3.3 to this Report.

      The effect of the amendment to the Limited Partnership Agreement is to permit the General Partner to establish a record date for distributions of the last day of any Fiscal Period (i.e., any calendar month), as the General Partner, in its sole discretion, may determine, in addition to, as the existing Limited Partnership Agreement provides, the last day of the fiscal quarter in respect of which such distribution is to be made.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

      (c)   Exhibits.

            Exhibit No.                   Description
            -----------                   -----------

            3.1 Certificate of Limited Partnership of Heartland Partners, L.P., dated as of October 4, 1988.

            3.2 Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P., dated as of June 27, 1990.

            3.3 Amendment, dated as of December 4, 1997, to the Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P.

            99.1                Press Release, dated January 5, 1998.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HEARTLAND PARTNERS, L.P.
                                          (Registrant)


                                          By: HEARTLAND TECHNOLOGY, INC.
                                              (formerly known as Milwaukee
                                              Land Company), its General Partner

                                          By: /s/ Edwin Jacobson
                                             ----------------------------
                                             Name:  Edwin Jacobson
                                             Title: President


Date:  January 5, 1998






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                                  EXHIBIT INDEX


Exhibit No.                         Description
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      3.1         Certificate of Limited Partnership of Heartland Partners,
                  L.P., dated as of October 4, 1988.

      3.2 Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P., dated as of June 27, 1990.

      3.3 Amendment, dated as of December 4, 1997, to the Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P.

      99.1        Press Release, dated January 5, 1998.